                                                              Exhibit 10-15


                            FOURTH AMENDMENT TO LEASE


         THIS FOURTH AMENDMENT TO LEASE is made this 2nd day of July 1999, between First Avenue West Building L.L.C., a Washington Limited Liability Company ("Landlord" herein) and F5 Networks, Inc., ("Tenant" herein) for the premises located in the city of Seattle, County of King, State of Washington, commonly known as Suite 500, First West Building, 200 First Avenue West.

                                    RECITALS

A. Landlord and Tenant are parties to that certain lease dated October 9th, 1997, the First Amendment to Lease dated July 23rd, 1998, the Second Amendment to Lease dated September 30, 1998, and the Third Amendment to Lease dated January 6, 1999 (the "Lease" herein). The Lease is made a part hereof as though set forth in full herein.

B. Landlord and Tenant hereby express their mutual desire and intend to amend by this writing those terms, covenants and conditions contained in "3. RENT" and "Premises Rentable Area, tenant proportionate share and security deposit" as shown on Lease Reference Page.

NOW, THEREFORE, as parties hereto, Landlord and Tenant Agree as follows:

AMENDMENTS:

1. Paragraph "3. RENT" shall as of August 1, 1999 be amended to hereinafter additionally provide as follows:


     PERIOD                    TERM                   RATE/RSF       ANNUAL RENT         MONTHLY RENT
     ------                    ----                   --------       -----------         ------------
     Year 1         (08/01/99 through 02/29/00)        $18.24        $384,104.04          $32,008.67
     Year 2         (03/01/00 through 02/28/01)        $19.45        $409,421.04          $34,118.42
     Year 3         (03/01/01 through 02/28/02)        $22.43        $472,277.04          $39,356.42
     Year 4         (03/01/02 through 02/29/03)        $23.43        $493,329.96          $41,110.83
     Year 5         (03/01/03 through 02/28/04)        $24.43        $514,383.00          $42,865.25


2. "Premises Rentable Area" as shown on Lease Reference Page shall be amended to reflect the additional suite 506 (2,385 RSF) as shown on Exhibit A on the fifth floor plus the existing suites totaling the square footage of 21,053 effective August 1, 1999.

3. "Tenant Proportionate Share" as shown on Lease Reference Page shall be amended to reflect the expanded suite percentage of 33.42% effective August 1, 1999.

4. "Security Deposit" as shown on the lease Reference Page shall be amended to reflect the addition of $17,490 to the existing security deposit to total $166,978.74 as tenant security deposit for the amended lease.

INCORPORATION:

5. Except as herein modified, all other terms and conditions of the Lease between the parties above described are ratified and affirmed and shall continue in full force and effect.

         The parties hereto have executed this Fourth Amendment to Lease on the date specified below their respective signatures.

LANDLORD                                    TENANT

FIRST AVENUE WEST BUILDING L.L.C.           F5 NETWORKS, INC.
A WASHINGTON LIMITED LIABILITY CO.          A WASHINGTON CORPORATION



BY:                                         BY:
   ---------------------------------            -------------------------------
         Fred W. Hines, Jr.                            Jeffrey S. Hussey

ITS:  MANAGING AGENT                        ITS:  President and CEO

DATE:                                       DATE:
     -------------------------------             ------------------------------


                                            BY:
                                                 ------------------------------
                                                    Robert J. Chamberlain

                                            ITS:
                                                 ------------------------------

                                            DATE:
                                                  ------------------------------



STATE OF WASHINGTON        )
                           )       SS
COUNTY OF SNOHOMISH        )

         I certify that I know or have satisfactory evidence that Fred. W. Hines, Jr. signed this instrument on oath, that he was authorized to execute said instrument as the managing agent of First Avenue West Building L.L.C. pursuant to the provisions of the Limited Liability Company and acknowledged said instrument as the managing agent of the First Avenue West Building L.L.C. to be the free and voluntary act of said Limited Liability Company for the uses and purposes mentioned in said instrument

Date:
      ------------------------------------------



------------------------------------------------
Notary Public in and for the State of Washington
residing at
            ------------------------------------
Print Name
My appointment expires:
                        ------------------------

STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )

         On this _______ day of _______________________, 19____, personally appeared before me JEFFREY S. HUSSEY, to me known to be the President and CEO of F5 Networks, Inc., the corporation that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and proposed therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

Date:
       -------------------------------------


------------------------------------------------
Notary Public in and for the State of Washington
residing at
            ------------------------------------
Print Name
My appointment expires:
                        ------------------------





STATE OF WASHINGTON        )
                           )       SS
COUNTY OF KING             )

         On this _______ day of _______________________, 19____, personally appeared before me , to me known ROBERT J. CHAMBERLAIN to be the _________________________ of F5 Networks, Inc., the corporation that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and proposed therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


Date:
       -----------------------------------------


------------------------------------------------
Notary Public in and for the State of Washington
residing at
             -----------------------------------
Print Name
My appointment expires:
                       -------------------------